                                                                 EXHIBIT (m)(18)

                               AMENDED SCHEDULE A

                               WITH RESPECT TO THE

                           FOURTH AMENDED AND RESTATED
                          DISTRIBUTION AND SERVICE PLAN

                                       FOR

                                ING EQUITY TRUST

                                         MAXIMUM        MAXIMUM          MAXIMUM         MAXIMUM
                                         CLASS A        CLASS B          CLASS C         CLASS Q
                                        COMBINED        COMBINED        COMBINED        COMBINED
                                      DISTRIBUTION    DISTRIBUTION    DISTRIBUTION    DISTRIBUTION
                                       AND SERVICE    AND SERVICE      AND SERVICE     AND SERVICE
          NAME OF FUND*                   FEES            FEES            FEES            FEES
----------------------------------    ------------    ------------    ------------    ------------
ING Disciplined LargeCap Fund             0.30%          1.00%            1.00%            N/A
ING Growth Opportunities Fund             0.30%          1.00%            1.00%           0.25%
ING LargeCap Value Fund                   0.25%          1.00%            1.00%            N/A
ING MidCap Opportunities Fund             0.30%          1.00%            1.00%           0.25%
ING MidCap Value Fund                     0.25%          1.00%            1.00%           0.25%
ING Principal Protection Fund             0.25%          1.00%            1.00%           0.25%
ING Principal Protection Fund II          0.25%          1.00%            1.00%           0.25%
ING Principal Protection Fund III         0.25%          1.00%            1.00%           0.25%
ING Principal Protection Fund IV          0.25%          1.00%            1.00%           0.25%
ING Principal Protection Fund V           0.25%          1.00%            1.00%           0.25%
ING Principal Protection Fund VI          0.25%          1.00%            1.00%           0.25%
ING Principal Protection Fund VII         0.25%          1.00%            1.00%            N/A
ING Principal Protection Fund VIII        0.25%          1.00%            1.00%            N/A
ING Principal Protection Fund IX          0.25%          1.00%            1.00%            N/A
ING Real Estate Fund                      0.25%          1.00%            1.00%           0.25%
ING SmallCap Opportunities Fund           0.30%          1.00%            1.00%           0.25%
ING SmallCap Value Fund                   0.25%          1.00%            1.00%           0.25%

*This Amended Schedule A to the Fourth Amended and Restated Distribution and Service Plan will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.